Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4




Section 7.3 Indenture               Distribution Date:                 5/16/2005
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(i)   Amount of the distribution allocable to principal of the Notes

            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                     Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                     Total

(ii)  Amount of the distribution allocable to the interest on the Notes

            Class A Note Interest Requirement                      3,259,068.75
            Class B Note Interest Requirement                        295,097.40
            Class C Note Interest Requirement                        441,023.44
                     Total                                         3,995,189.58

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Note Interest Requirement                           2.58656
            Class B Note Interest Requirement                           2.81045
            Class C Note Interest Requirement                           3.26684

(iii) Aggregate Outstanding Principal Balance of the Notes

            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)  Amount on deposit in Owner Trust Spread Account             15,000,000.00

(v)   Required Owner Trust Spread Account Amount                  15,000,000.00



                                             By:
                                                             -------------------

                                             Name:           Patricia M. Garvey
                                             Title:          Vice President


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